10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Utility and Telecommunications Fund
Security
DCP Midstream Partners
Advisor
EIMCO
Transaction
 Date
11/30/2005
Cost
$1,741,500
% of
Offering Purchase
0.90%
Broker
A.G. Edwards
Underwriting
Syndicate
Members
Lehman Brothers
Citigroup
UBS Investment Bank
Wachovia Securities
A.G. Edwars & Sons

Fund
Utility and Telecommunications Fund
Security
Regency Energy Partners
Advisor
EIMCO
Transaction
 Date
1/27/2006
Cost
$3,210,000
% of
Offering Purchase
1.17%
Broker
A.G. Edwards & Lehman Brothers & McDonald Investments Inc.
Underwriting
Syndicate
Members
UBS Investment Bank
Lehman Brothers
Citigroup
Wachovia Securities
A.G. Edwards

Fund
Utility and Telecommunications Fund
Security
Williams Partners LP
Advisor
EIMCO
Transaction
 Date
6/14/06
Cost
$275,000
% of
Offering Purchase
4.16%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Lehman Brothers
Citigroup
A.G. Edwards
Merrill Lynch & Co.
Wachovia Securities

Fund
Utility & Telecommunications Fund
Security
Valero GP Holding LLC
Advisor
EIMCO
Transaction
 Date
7/12/06
Cost
$265,000
% of
Offering Purchase
1.53%
Broker
Lehman Brothers
McDonald Investments
Underwriting
Syndicate
Members
Citigroup
Lehman Brothers
JP Morgan
Banc of America Securities LLC
Wachovia Bank, National Association


Fund
Health Care Fund
Security
Visicu, Inc.
Advisor
EIMCO
Transaction
 Date
4/3/06
Cost
$1,392
% of
Offering Purchase
0.02%
Broker
Morgan Stanley & Thomas Weisel Partners LLC
Underwriting
Syndicate
Members
Morgan Stanley
Wachovia Securities
Thomas Weisel Partners LLC
William Blair & Company


Fund
Health Care Fund
Security
CPI International
Advisor
EIMCO
Transaction
 Date
4/28/06
Cost
$75,000
% of
Offering Purchase
1.00%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
UBS Investment Bank
Bear, Stearns & Co. Inc.
Wachovia Securities
Banc of America Securities LLC


Fund
Healthcare Fund
Security
Wellcare Health Plans Inc
Advisor
EIMCO
Transaction
 Date
3/9/2006
Cost
$3,152
% of
Offering Purchase
0.06%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Morgan Stanley
Goldman, Sachs & Co.
Lehman Brothers
Wachovia Securities